©2012 Confidential and proprietary. All rights reserved.
An Introduction to Viggle
May 2013

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "assume" or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

©2012 Confidential and proprietary. All rights reserved.

viggle
Featured shows
+150
Walking
+300
Modern Family
Wed | 9pm | ABC

viggle
04 20
+75
21%
23%
56%
Love this show
Chattin' with my friends
Number one fan

Offers
Gift Cards
$20 or more.
5,000 pts
$10
BANANA REPUBLIC
CVS/pharmacy

©2012 Confidential and proprietary. All rights reserved.
Viggle: the Indispensable Companion App for TV
Viggle: the Indispensable Companion App for TV
Discover New Shows
Play Along , Socialize
, & Earn Points While
Watching
Get Rewarded

+50
The Voice

W
IMDb
f
t

BEST BUY
GAP
hulu
GROUPON

©2012 Confidential and proprietary. All rights reserved.

How Viggle Works
How Viggle Works
Check In
Tap the app to
check-in using our
ACR technology
and start earning
points
Play Along
Interact
Chat with Friends
Use your Points
Get bonus points for
playing trivia games
and fantasy sports
Learn more about
the show you are
watching with
Facebook, Twitter,
or IMDB
Talk to your friends
or other fans about
the show you are
watching
Redeem your points
for real rewards

Watchpoints

viggle

Incentivized Tune-In

viggle
Featured shows
+50
Modern Family

Live Engagement

NYJ
21
NE
17
01:05
230
MY SCORE

Streaks and Quests

viggle
Bonus
ROGUE STREAK

viggle
+75

©2012 Confidential and proprietary. All rights reserved.

How to Earn Points
How to Earn Points
Video Ads
 Users can earn points in five different ways
1 point per minute while
checked in to any show
Bonuses for watching
promoted shows
Points for playing trivia
games and fantasy sports,
based on how well you play
Extra points for watching a
series of shows that are
promoted together
Additional points for each
completed video view

©2012 Confidential and proprietary. All rights reserved.
Viggle at a Glance
Viggle at a Glance
2.6 MM
registered users  (1)
8.4 days active per active
member per month (2)
56 minutes
per user session  (3)
228 MM
TV program check-ins (4)
1.7 MM
rewards redeemed (4)
56
min
Notes: (1) Represents net number of users who have registered for our app, less deactivated accounts as of May 12, 2013; (2) Derived by dividing the number of days that all active users were active in the month by the number of active users in the month for the month of April, 2013; (3) Active time per session calculated by Google Analytics for month ended February 28, 2013.  (4) Represents Viggle user activity through May 12, 2013
 Launched in January 2012, Viggle has built a large & highly engaged audience

Engagement

viggle
Featured shows
+100
viggle
Featured shows
+5

©2012 Confidential and proprietary. All rights reserved.

Advertiser Value Proposition
Advertiser Value Proposition
Targeted Impressions
Action
Notes: (1) Calculated using data reported from ADTECH, our ad serving provider, this is calculated as the number of completed ad engagements (e.g. a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad units (typically in png or jpg image format) and Viggle Live events launched via the ad server but which are not actually ads;
 Deliver completed video views against a targeted and verified TV audience
 10% completed engagements & ad impressions (1)
 Consistent lift in key marketing funnel metrics as measured by 3rd party effectiveness studies

2:05 PM
Back
viggle
04 20
Trivia (+30)
Stay tuned for the next question...
+75 Learn more about the Kia Sorento crossover
KIA
What is the name of Christina's debut album?
21% Bionic
23% Stripped
56% Christina
viggle
KIA

2:05 PM
Back
MyGuy
Jets vs Patriots
NYJ 21
Last event at
3rd 01:05
NE 17
3:45 - TD (#6 C. Sanchez, Jets) +30
230
MY SCORE
MYGUY:
#6 M. Sanchez
NY Jets
CHANGE PLAYER
MG Play
Smacktalk
Leaderboard
How to Play

Verizon
7:29 PM
Back
Quiz +25
Stay tuned for the next question...
What exclusive item is included in Target's "The Twilight Saga: Breaking Dawn - Part 2" DVD set?
86% Bonus disc
6% Volturi cape
8% Vampire glitter
viggle LIVE
PRESENTED BY

Verizon 3G
9:44 PM
Back
Play along with MyGuy!
Dallas Cowboys at New York Giants
your game is lacking.
Tommy N
Wendy, you seem very nice. But your game is lacking.
WendyMcGovern
Multi-tasking will do that.
WendyMcGovern
If I were really trying, I would be smoking you
Tommy N
Let's do this then.
Type a message...
MG Play
Smacktalk
Leaderboard
How to Play

©2012 Confidential and proprietary. All rights reserved.
Second screen applications can counteract the distraction of a mobile device, and use it to enhance the TV viewing experience
The Second Screen can Complement TV Content
The Second Screen can Complement TV Content
Trivia
Gaming
Commercial Recall
Social

viggle
22,255
Featured
Guide
Most chatter
THE EVERYDAY COLLECTION
Commercial Check-In Bonus!
+100
Target Commercial
Jan 13th | 8PM ET | NBC
Learn more
Try Again
Match Success
Confirm Check-In
The 70th Annual Golden Globe Awards
THE EVERYDAY COLLECTION
Check into any of the
TARGET
commercials during
Golden Globe Awards
Jan 13th 8PM ET on NBC and get
+100
bonus points!
Commercial Check-In Bonus!
Try Again
Match Success
Confirm Check-In
Target
THE EVERYDAY COLLECTION
EXPECT MORE. PAY LESS.
Back
Target
Check out Target.com
Watch Us
Latest on Twitter
Facebook Page

©2012 Confidential and proprietary. All rights reserved.
32% of users who watched the Golden Globes with Viggle checked into a Target commercial during the Golden Globe Awards on January 13th
It can also Enhance TV Advertisements
It can also Enhance TV Advertisements
In addition, 8% of users who checked-in to the commercial clicked through to the Target website

Mercedes-Benz
DIRECTV
verizon
Lipton Tea&Honey
tbs
I'm lovin' it

BURGER KING
pepsi
Coors LIGHT
Lifetime
Neutrogena
jetBlue AIRWAYS
Canon

FOX
bing
Capital One
UNIVERSAL
People
Wendy's

abc
BEST BUY
KIA
Dove MEN+CARE
Silk
LOWE'S
SONY PICTURES

TOYOTA
Discovery NETWORKS
Ford
NATIONAL GEOGRAPHIC
febreze
HYUNDAI

©2012 Confidential and proprietary. All rights reserved.

Our Advertisers
Our Advertisers
 We have run successful campaigns with over 50 brand advertisers

Premiere Awareness & Tune-in

viggle
+150
Walking Dead

Live Engagement

poll: judgment

Sustained Viewership & Rewards

©2012 Confidential and proprietary. All rights reserved.
Drive and measure viewership of series &
season premieres
•Video promos
•Reminders
•Incentivized tune-ins
•Audio verified check-ins
TV Network Value Proposition
TV Network Value Proposition
Deliver synchronized experiences to
enhance live viewing
•Polls & trivia
•Fantasy sports
•Network-provided show apps and content
Keep viewers over the course of the TV
season and reward them for their loyalty
•Streaks
•Quests
•Show-related rewards
 Help networks drive discovery, tune-in, engagement and loyalty for their shows viggle
+100
The Bible
Bonus
Trivia (+10)
How much was Judas paid to betray Jesus?
1 ton of gold
30 pieces of silver
100 pieces of silver
viggle
Bible Trek +500
THE BIBLE
Journey on a Bible Trek with Viggle
Check into all five episodes of The Bible, HISTORY's epic new series to get +500 points!
From Genesis to Revelation, these unforgettable stories unfold through live action and cutting-edge computer generated imagery, offering new insight into famous scenes and iconic characters.

©2012 Confidential and proprietary. All rights reserved.
TV Network Case Study: The Bible
TV Network Case Study: The Bible
• Incentivized tune-ins with bonus
 points for audio-verified check-ins
• Polls and trivia synchronized to what
 was happening on TV during live
 airings
• Streak bonus for sustained
 viewership throughout the season
The Bible Promotion

©2012 Confidential and proprietary. All rights reserved.
Ellen Partnership
Ellen Partnership
• Ellen + Viggle are partnering during May sweeps to award $100K to five Viggle users in month long Watch & Win contest
• Each week, someone will be on stage receiving a $20k check from Viggle.
• In addition to Ellen's on-air mentions, other promotional channels includes custom graphical plugs, :15 on-air custom promos, digital video, .com and social promotion
• Viggle will exclusively host the new Ellen App for a period of 6 weeks viggle
WOW Her! Don't Settle For Less
Viggle Members

viggle
GIFT
Complimentary 30 Day Workout Pass
LA FITNESS
1-800-LA FITNESS
WWW.LAFITNESS.COM

Rewards
Gift Cards
$10
20,000 pts
BANANA REPUBLIC
15,000 pts
CVS/pharmacy
15,000 pts

©2012 Confidential and proprietary. All rights reserved.
Database Marketing
Reach over 2MM registered users with
targeted email messaging
Retailer Value Proposition
Retailer Value Proposition
Real-time Rewards
Target coupons and offers to active Viggle
users based on demographics and the
shows they watch
Retail Catalog
Leverage placement in the retail catalog to
deliver gift cards and merchandise to Viggle
users
 Leverage Viggle to drive in store traffic and increase basket size

Sprint
11:19 AM
viggle
9,725
points
FANDANGO
1 movie ticket
10 pts
MEMBERSHIP rewards
points
REDEEM 10,000
POINTS DIRECTLY
INTO YOUR AMEX
REWARDS ACCOUNT
15,000 pts
Deals (3)
Products (3)
Gift Cards (5)
Rewards

Sprint
12:27 PM
44%
Deals
Shopping
9,725
points
Target
$5 off $50 and Free
Shipping on select items at
Target.com
Target.com
3,000 pts
Kohl's
15% off orders over $100.
KOHL'S
5,000 pts
LA Fitness
Complimentary 30 Day
Workout Pass.
LA|FITNESS
7,000 pts
Check In
What's On
Rewards
Chatter

Bose® 161^{tm} Speaker Sys

Bose® OE2i Audio Headphon

Coby® 5.1 Channel 1080p Upconversion DVD Home Theater

©2012 Confidential and proprietary. All rights reserved.
Retailer Value: Enhanced Rewards Catalog
Retailer Value: Enhanced Rewards Catalog
Over 180 new deals to choose from, 50 will go
live at the launch of new Rewards and we
receive new offers every day!
 Access Deals
 Cool New Stuff
New merchandise to be added alongside the
Kindle Fire HD and Viggle Merch!
Apple® iPod Nano
 16GB, all colors

NFL SUNDAY TICKET
Check into any game below and receive +200 DIRECTV bonus points!
viggle
Bonus
Weeds

Multi-year marketing agreement to drive customer retention and loyalty by rewarding DIRECTV customers with exclusive Viggle point earning opportunities and rewards

©2012 Confidential and proprietary. All rights reserved.

Partnering for Scale
Partnering for Scale
Additional Relationships

©2012 Confidential and proprietary. All rights reserved.
Financial Summary

60k
239k
214k
260k
154k
172k
263k
October
November
December
January
February
March
April

1,280k
1,519k
1,733k
1,993k
2,010k
2,183k
2,445k
October
November
December
January
February
March
April

©2012 Confidential and proprietary. All rights reserved.
 New Registrations
 Registered Users
Registered user growth by month
Registered user growth by month

249k
427k
492k
606k
591k
601k
668k
October
November
December
January
February
March
April

76k
97k
132k
169k
182k
186k
187k
October
November
December
January
February
March
April

©2012 Confidential and proprietary. All rights reserved.
 Monthly Active Users
 Average Daily Active Users
Active user growth by month
Active user growth by month

9,696k
12,563k
18,024k
21,691k
19,906k
23,460k
22,826k
OCT
NOV
DEC
JAN
FEB
MAR
APR

1,341M
2,139M
3,187M
2,967M
2,542M
3,230M
2,835M
1,268M
1,237M
1,619M
1,185M
830M
1,506M
1,322M
Earned
Redeemed
OCT
NOV
DEC
JAN
FEB
MAR
APR

©2012 Confidential and proprietary. All rights reserved.
User Engagement by month
User Engagement by month

 Check-ins
 Points Earned & Redeemed

F2012-13 Quarterly Revenue ($000s)

$556
$1,179
$2,052
$3,875
$3,395
F3Q12
F4Q12
F1Q13
F2Q13
F3Q13

No. of Advertisers in Quarter

6
18
23
25
28
F3Q12
F4Q12
F1Q13
F2Q13
F3Q13

No. of Advertisers Spending $100K+ in Quarter

2
4
7
6
4
F3Q12
F4Q12
F1Q13
F2Q13
F3Q13

Other* 15.2%
Retail 5.3%
Telecom 8.9%
Network 17.6%
CPG 7.9%
QSR 14.5%
Consumer Finance 6.6%
Food & Bev 24.0%

<$100K 23
$200K+ 12
$100K-$199K 12

©2012 Confidential and proprietary. All rights reserved.

Advertiser Growth
Advertiser Growth
F2012-2013 Booked
Revenue by Advertiser
Category
No. of Advertisers by Level
of F2012-13 Booked
Revenue
Notes: * “Other”includes the following six categories: Internet Services, Auto, Alcohol, Travel, Entertainment, Consumer Electronics
5
1
4
Repeat
Advertisers
1
4
1
4

©2012 Confidential and proprietary. All rights reserved.
 • Makes TV more rewarding for Viewers
 • Delivers completed video views against a targeted and
 verified TV audience for Brands
 • Drives discovery, tune-in, engagement and loyalty for TV
 Networks
 • Drives store traffic and increased basket size for Retailers
2.6 MM
registered users  and
growing

©2012 Confidential and proprietary. All rights reserved.
Thank You